ARTISAN GLOBAL EQUITY FUND

Summary Prospectus
January 28, 2011
Investor Shares	Ticker: ARTHX	as supplemented May 26, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at http://hosted.rightprospectus.com/Artisan. You can also get this information at no cost by calling 1-800-344-1770 or by sending an e-mail request to artisanprospectus@rrd.com. The Fund’s current prospectus and statement of additional information, both dated January 28, 2011, as supplemented May 26, 2011, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Artisan Global Equity Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 90 days or less)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	2.66
Total Annual Fund Operating Expenses	3.66
Fee Waiver and Expense Reimbursement[1]	(2.16)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.50

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Artisan Partners Limited Partnership, the Fund’s investment adviser, has contractually agreed to reimburse the Fund for its management fee and any other ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs) in excess of 1.50% of its average daily net assets. This contract continues through February 1, 2012, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$920	$1,709	$3,775

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period from the Fund’s inception on March 29, 2010 until September 30, 2010, the Fund’s portfolio turnover rate was 60.81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Artisan employs a fundamental stock selection process focused on identifying long-term growth opportunities. Artisan’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally.

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Themes. Changing demographics, developing technology, privatization of economic resources, outsourcing and infrastructure are among the long-term catalysts for change that currently form the basis for our investment themes. Artisan incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

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Sustainable Growth. Artisan applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. Artisan seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

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Valuation. Artisan assesses the relationship between Artisan’s estimate of a company’s sustainable growth prospects and its stock price. Artisan utilizes multiple valuation metrics to establish price targets.

Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities or instruments that have similar economic characteristics. The Fund may invest in equity securities both within and outside the U.S., including emerging and less developed markets. Equity securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The Fund may also invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without a direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers).

The Fund invests in U.S. and non-U.S. companies of all market capitalizations.

PRINCIPAL RISKS

Like all mutual funds that invest primarily in stocks, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Artisan’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

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Stock Market Risks. While common stocks and other equity securities have shown greater growth than other types of securities over time, in the short-term, stock prices fluctuate widely in response to company, market, economic or other news.

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Foreign Investing Risks. Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability. The risks of foreign investments typically are greater in emerging and less developed markets. For example, many emerging markets governments participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Also, because foreign securities usually are denominated and traded in foreign currencies, while the Fund values its assets in U.S. dollars, the values of the Fund’s non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

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Small and Medium-Sized Company Risks. Stocks of small and medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Small companies may have a shorter history of operations, less access to financing, and a less diversified product line – making them more susceptible to market pressures and more likely to have a volatile stock price. During some periods, stocks of small and medium-sized companies, as an asset class, have underperformed the stocks of larger companies.

•	Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth Artisan anticipated.

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Risks of Emphasizing a Region, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

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Participation Certificates Risks. Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.

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Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

PERFORMANCE

Performance information has not been presented because the Fund has not been in existence for a full calendar year as of the date of this prospectus.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Investment Sub-Adviser:

Artisan Partners UK LLP

Portfolio Managers:

Name	Title	Length of Service
Barry P. Dargan	Managing Director and Lead Portfolio Manager, Artisan Partners UK LLP	Since 2010 (inception)
Mark L. Yockey	Managing Director and Portfolio Manager, Artisan Partners	Since 2010 (inception)

PURCHASE AND SALE OF FUND SHARES

Minimum Investments:

To open an account	$1,000
To add to an account	$50
Minimum balance required	$1,000

The Fund may waive the initial minimum under certain circumstances.

You may purchase or redeem shares by telephone, written request sent to the Fund by mail, or systematically on any day that the New York Stock Exchange is open for regular session trading. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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